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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported)     November 20, 2000
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                             METAL MANAGEMENT, INC.
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


            0-14836                                   94-2835068
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    (Commission File Number)             (I.R.S. Employer Identification No.)


 500 N. Dearborn Street, Suite 405, Chicago, IL                 60610
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      (Address of Principal Executive Offices)               (Zip Code)


                                 (312) 645-0700
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              (Registrant's Telephone Number, Including Area Code)





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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On November 20, 2000, Metal Management, Inc., a Delaware corporation (the "Company"), and 28 of its affiliated subsidiaries filed voluntary petitions to reorganize under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware. These cases have been consolidated for procedural purposes and will be jointly administered under the docket for In re Metal Management, Inc., et al., Case Nos. 00-4303 (SLR) through 00-4331 (SLR). The Company and its subsidiaries are operating their businesses and managing their property as debtors-in-possession under the Bankruptcy Code.

         A copy of the press release issued by the Company on November 21, 2000, relating to the Chapter 11 filings, is attached as an exhibit hereto.

ITEM 7.  EXHIBITS.

         99.1     Press Release, dated November 21, 2000.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         METAL MANAGEMENT, INC.



Dated: December 5, 2000                  By:     /s/ David A. Carpenter
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                                               David A. Carpenter
                                               Executive Vice President,
                                               Administration, Legal &
                                               Regulatory Affairs and Secretary